CORPORATE CONSULTING
SERVICES AGREEMENT

THIS CORPORATE CONSULTING SERVICES AGREEMENT is entered into on this 30th day of November, 2009, but having an effective date of October 1, 2009 (the “Effective Date”).

BETWEEN:

CHER (ALAN) KIAN GOH, businessman, having an address for delivery and service located at Blk. 151 Ang Mo Kio Ave. 5, #09-3040, Singapore  560151

(the “Consultant”);

OF THE FIRST PART

AND:

TECHMEDIA ADVERTISING, INC. a company established under the laws of the State of Nevada, and having its address for notices hereunder at 62 Upper Cross Street, #04-01, Singapore, 058353

(the “Company”);

OF THE SECOND PART

(the Consultant and the Company being hereinafter singularly also referred to as a “Party” and collectively referred to as the “Parties” as the context so requires.).

WHEREAS:

A.                      The Company (through its subsidiaries) is in the development stage of selling outdoor advertising on billboards and digital signs in India located in high traffic locations, which locations range from transportation vehicles, commercial buildings, supermarkets and restaurants, by partnering with media space owners (the “Business”);

B.                      In order to help comply, satisfy and maintain the Company’s reporting obligations in the United States, the Company requires the skills, advice and supervision of a suitable Secretary; and

C.                      The Company wishes to retain the Consultant under this agreement (the “Agreement”) to act as the Company’s Secretary, to assist the Company’s President, CEO, Treasurer and principal accounting officer with establishing and maintaining proper internal financial controls and procedures, to provide managerial advice and to assist the Company with its management and business operations, policy development and reporting requirements (such forms of interest of the Company generally called the “Objectives”);

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT THE PARTIES HERETO AGREE AS FOLLOWS:

Article I

SERVICES AND RESPONSIBILITIES OF THE CONSULTANT

1.1                      Consultant Services.   The Consultant will provide such services as the Company may request, from time to time, in order to assist the Company to attempt to achieve the Objectives as well as the following specific services and functions to the Company:

(a)	acting as the Secretary of the Company;

(b)	assistance in the identification of projects that fall within the ambit of the Company’s Business and which may enhance shareholder value for the Company;

(c)	assistance in the liaison with the media and all financial institutions with a view to enhancing and promoting the image of the Company;

(d)	assistance in the development of all aspects of any program in connection with the development and the financing of the development of the Business;

(e)
assistance in the creation, development, coordination and administration of any and all development and financing programs in respect of the Business and each of their proposed or potential commercial applications together with all capital funding projects and resources which are, or which may be, necessarily incidental thereto;

(f)
assistance in the setting up of all corporate alliances for the Company, or for any of the Company’s subsidiaries, as the case may be and as may be determined by the Company in its sole and absolute discretion, with all potential and strategic business and financial partners for the purposes of the ongoing development and financing of the Business;

(g)
assistance in all other development and financing services in connection with the Business as may be directed, from time to time, by the Board of Directors of the Company in its sole and absolute discretion;

(h)	preparation of quarterly and annual reports as required under Sections 13(d) and 15 of the Securities and Exchange Act of 1934, as amended;

(i)	assistance with establishing accounting procedures and policies as well as establishing and maintaining internal financial controls and procedures; and

(j)	such other assistances as the board may reasonably request to achieve the Objectives;

(collectively, the “Consulting Services”).

Article II

INFORMATION TO BE PROVIDED BY THE COMPANY

2.1                      Information to be made available.   The Company agrees to make available to the Consultant all corporate, financial and operating information, Company personnel or other consultants, and other reasonable resources which are reasonably necessary and sufficient to allow the Consultant to perform the Consulting Services.  The Consultant may provide Company information to legal and accounting advisers, and other persons, but that such dissemination will be effected with proper prudence and subject to such reasonable conditions and restrictions as the Company deems necessary or appropriate and subject to insider information rules and restrictions.  The Consultant will use such information only for the purposes set out herein and for no competitive or other purpose whatsoever.

2.2                      Accuracy of the information.   The Company agrees that it will bear sole responsibility for the accuracy and completeness of the information provided to the Consultant, except for any information created solely by the Consultant.  The Company represents and warrants that the information will be accurate and complete in all material respects and not misleading and will not omit to state any fact or information which would be material in its estimation.

2.3                      Material change in information.   The Company agrees to advise the Consultant promptly of any material change in the affairs of the Company or in any information provided to the Consultant from the date at which such information is given.

Article III

COMPLIANCE WITH LAWS

3.1                      Consultant Compliance Issues.   The Consultant will comply with all laws, whether federal, provincial or state, applicable to the Consulting Services provided by it and, when requested by the Company, will advise the Company of any particular compliance issues affecting any Consulting Services for which the Consultant’s services have been engaged.

3.2                      Company Compliance Issues.   The Company will comply with all laws, whether federal, provincial or state, applicable to the Consulting Services and the Company.  The Company will effect best efforts to maintain its registration as a listed issuer in good standing.

3.3                    Insider Issues.   The Consultant will comply with all reasonable endeavors of the Company, industry practice, and law and regulation to ensure that it affords security to information of the Company and that the Consultant, or any persons with whom the Consultant works or with whom the Consultant deals, do not employ information of the Company in any manner contrary to law or fiduciary obligations.

3.4                    Trading.   In the event that the Consultant, or any person with whom the Consultant works or with whom the Consultant deals, trades in the Company’s, or affiliates securities, then the Consultant will employ reasonable prudence and good market practice as to such trading and will effect such in compliance with law.

Article IV

TERM, RENEWAL AND TERMINATION

4.1                      Term.   The term of this Agreement (the “Term”) is for a period of two years commencing on October 1, 2009 (the “Effective Date”) and terminating October 1, 2011.

4.2                      Renewal.   This Agreement will renew automatically for subsequent one-year periods if not specifically terminated in accordance with the following provisions. Renewal will be on the same terms and conditions contained herein, unless modified and agreed to in writing by the Parties, and this Agreement will remain in full force and effect (with any collateral written amendments) without the necessity to execute a new document.  A Party hereto determining not to renew agrees to notify the other Parties hereto in writing at least 60 calendar days prior to the end of the Term of its intent not to renew this Agreement (the “Non-Renewal Notice”).

4.3                      Termination.   Notwithstanding any other provision of this Agreement, this Agreement may be terminated by a Party (a “Non-Defaulting Party”) upon providing written notice to the other Party (the “Defaulting Party”) if:

(a)
the Defaulting Party fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from the Non-Defaulting Party (unless such breach cannot be reasonably cured within said 30 calendar days and the Defaulting Party is actively pursuing curing of said breach);

(b)	the Defaulting Party commits fraud or serious neglect or misconduct or illegal act in the discharge of its respective duties hereunder or under the law; or

(c)	the Defaulting Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such petition is not dismissed.

4.4                    Disability.   If Consultant is unable to continue to provide the Consulting Services as a result of a disability or other disabling state, the Company may terminate this Agreement as a without fault termination.  If physically capable, Consultant will be made available for consultation for up to ten (10) hours per month, non-cumulative, at no cost to the Company.  For additional hours per month, the Consultant will be paid a rate of $100 per hour.

4.5                    Death.   In the event that the Consultant dies, the Company will terminate this Agreement as a without fault termination and the Consulting Fee (as defined below) will be payable to the Consultant’s estate.

4.6                    Effective Date of Termination.   Termination of this Agreement will be effective as follows:

(a)	if the Agreement is terminated by the provision of a Non-Renewal Notice pursuant to section 4.2 above, on the expiry of the Term;

(b)	if the Agreement is terminated pursuant to section 4.3(a) above, on the 30th calendar day from the day notice is given; or

(c)	if the Agreement is terminated pursuant to any of sections 4.3(b), 4.3(c), 4.4 or 4.5 above, immediately upon the Company providing the Consultant with written notice;

Article V

COMPENSATION OF THE CONSULTANT

5.1                      Compensation to the Consultant.   The Consultant will be compensated for the Consulting Services by way of the Company paying the Consultant US $3,500 per month payable on the last day of each month.

5.2                      Reimbursement of Expenses.   During the Term the Company will reimburse the Consultant for all invoiced and substantiated expenses properly incurred for the Consulting Services within 30 days of invoice.  The Company will not be responsible for expenses unless it has given approval as follows:

(a)	Any single expense in excess of $500; and

(b)	Any month in which it is anticipated that aggregate expenses will exceed $2,000.

Article VI

INFORMATION AND ADVICE CONFIDENTIAL

6.1                      Confidentiality.   No information furnished hereunder in connection with the Consulting Services will be published by any Party without the prior written consent of the other Party, but such consent in respect of the reporting of factual data will not be unreasonably withheld, and will not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws.

6.2                      Confidential Information.   The Consultant will not, except as authorized or required by the Consultant’s duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, or any other confidential information of the Company (collectively, the “Confidential Information”), which may come to the Consultant’s knowledge during the Term, and the Consultant will keep in complete secrecy all Confidential Information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company’s Businesses and will not use or permit the same to be used for any purpose of the Consultant not in the pursuit of this Agreement or by any competitor or third party.  The Consultant will immediately advise the Company if it comes to the Consultant’s knowledge that any party is employing the Company’s Confidential Information for purposes not authorized by this Agreement or by the Company and the Consultant will give the Company all reasonable assistance to protect the Company’s Confidential Information,.  This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain through no effort or fault of the Consultant.

6.3                      Company’s Property.  The Consultant agrees that:

(a)
all Confidential Information and property, including without limitation, all books, manuals, records, reports, notes, written and oral opinions and advice, contracts, lists, technology, improvements, patents, trademarks, trade names, business and financial records and other documents (collectively, the “Company’s Property”) furnished to or prepared or developed by: (i) the Consultant in the course of or incidental to this Agreement and the duties hereof; or (ii) the Company, is for the exclusive benefit of the Company and is owned exclusively by the Company;

(b)
during the Term and thereafter, the Consultant will not contest the title to any of the Company’s Property, in any way dispute or impugn the validity of the Company’s Property or take any action to the detriment of the Company’s interests therein;

(c)	the Consultant will immediately notify the Company of any infringement of or challenge to any of the Company’s Property as soon as the Consultant becomes aware of the infringement or challenge;

(d)
upon termination of this Agreement the Consultant will be promptly return the Company’s Property to the Company and will keep no copies thereof, except as may be agreed in writing on agreed terms with the Company; and

(e)	during the Term and thereafter, the Consultant will not, directly or indirectly, except as required by the normal business of the Company or expressly consented to in writing by the Company:

(i)	disclose, publish or make available, other than to an authorized employee, officer, or director of the Company, any of the Company’s Property;

(ii)	acquire, possess for its own interest, sell, transfer or otherwise use or exploit any of the Company’s Property; or

(iii)	permit the sale, transfer, or use or exploitation of any of the Company’s Property by any third party.

6.4                      Consultant’s Business Conduct.   The Consultant warrants that it will conduct its Consulting Services and other related activities in a manner which is lawful and reputable and which brings good repute to the Company, the Consultant and the Business interests.  In this regard the Consultant warrants to provide all Consulting Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company.

Article VII

INDEMNIFICATION AND LEGAL PROCEEDINGS

7.1                      Indemnification.   Each Party agrees to indemnify and save the other, its affiliates and their respective directors, officers, employees and agents (each an “Indemnified Party”) harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatsoever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of breach of this Agreement or of law by the defaulting Party.  Specifically, but not to derogate from the forgoing but for certainty for the comfort of the Consultant, the Company agrees to indemnify the Consultant for any actions, losses, proceedings, or other harm suffered, including legal costs as incurred, in the service of the Company except only where such harm was suffered by the Consultant primarily as a consequence of its own grossly negligent or unlawful conduct.

7.2                      Claim of Indemnification.   The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

7.3                      Notice of Claim.   In case any action is brought against an Indemnified Party in respect of which indemnity may be sought, the Indemnified Party will give prompt written notice of any such action of which the Indemnified Party has knowledge and the indemnifying Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the payment of all expenses.  Failure by the Indemnified Party to so notify will not relieve the relevant Party of such relevant Party’s obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

7.4                      Settlement.   No admission of liability and no settlement of any action will be made without the consent of each of the Parties hereto, such consent not to be unreasonable withheld.

7.5                      Legal Proceedings.   Notwithstanding that the indemnifying Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)	such counsel has been authorized by the indemnifying Party;

(b)	the indemnifying Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)	the indemnifying Party and the Indemnified Party will have been advised by counsel that there may be a conflict of interest between the Parties; or

(d)	there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to the indemnifying Party.

Article VIII

FORCE MAJEURE

8.1                      Events.   If either Party hereto is at any time during this Agreement prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its obligations hereunder will be extended by a period of time equal in length to the period of each prevention or delay.

8.2                      Notice.   A Party will within seven calendar days give notice to the other Party of each event of force majeure under section 8.1 hereinabove, and upon cessation of such event will furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article IX

DEFAULT AND TERMINATION

9.1                      Default.   The Parties hereto agree that if either of the Parties is in default with respect to any of the provisions of this Agreement (hereinafter referred to as the “Defaulting Party”), the non-defaulting Party (hereinafter referred to as the “Non-Defaulting Party”) will give notice to the Defaulting Party designating such default, and within thirty (30) business days after its receipt of such notice, the Defaulting Party will either:

(a)
cure such default, or diligently commence proceedings to cure such default and prosecute the same to completion without undue delay, with notice to the Non-Defaulting Party of the procedures it has instigated to cure; or

(b)	give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to the appropriate tribunal.

If default is not addressed appropriately in the form required by (a) above, or cured within 30 days of a tribunal’s finding of default, then the Non-Defaulting Party may terminate this Agreement at any time, without prejudice to any claims it may have for an accounting or damages.

Article X

NOTICE

10.1                      Notice.   Each notice, demand or other communication required or permitted to be given under this Agreement will be in writing and will be delivered to the other Party, at the address for such Party specified above.  The date of receipt of such notice, demand or other communication will be the date of delivery thereof. Transmission by facsimile, with electronic confirmation, will be considered delivery.

10.2                      Change of Address.   Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

Article XI

GENERAL PROVISIONS

11.1                      Entire Agreement.   This Agreement constitutes the entire agreement between the Parties hereto in respect to this subject matter and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

11.2                      Enurement and Assignment.   This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and permitted assigns.  This Agreement may not be assigned as to any part by any Party without the permission in writing of the other Party.

11.3                      Time of the Essence.   Time will be of the essence of this Agreement.

11.4                      Applicable Law.   This Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts ofthe State of Nevada.

11.5                      Invalid Provisions.   If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

11.6                      Currency.   Unless otherwise stated, all references in this Agreement to currency will be United States currency.

11.7                      Severability and Construction.   Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, will be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any Court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling will not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which will remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

11.8                      Warranty of Good Faith.   The Parties hereto warrant each to the other to conduct their duties and obligations hereof in good faith and with due diligence and to employ all reasonable endeavours to fully comply with and conduct the terms and conditions of this Agreement.

11.9                      Representation and Costs.   It is hereby acknowledged by each of the Parties hereto that, as between the Company and the Consultant, Jensen Lunny MacInnes Law Corporation, acts solely for the Company, and that the Consultant has been advised to obtain independent legal advice with respect to this Agreement and that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

11.10                                Consents and Waivers.   No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder will be valid unless it is in writing, be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation or constitute a general waiver under this Agreement, or eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

11.11                                Counterparts.   This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, each of which so signed will be deemed to be an original, and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth on the front page of this Agreement.

IN WITNESS WHEREOF the Parties hereto have hereunto set their hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

SIGNED and DELIVERED by	)
CHER (ALAN) KIAN GOH	)
the Consultant herein, in the presence of:	)
)
)
)
Witness Signature	)	/s/ Alan Goh
	)	CHER (ALAN) KIAN GOH
)
Witness Address	)
)
)
Witness Name and Occupation	)

The CORPORATE SEAL of	)
TECHMEDIA ADVERTISING, INC.,	)
the Company herein,	)
was hereunto affixed by:	)	(C/S)
)
)
/s/ Johnny Lian Tian Yong	)
Authorized Signatory	)
)
Johnny Lian Tian Yong	)
(print name and title))